UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

October 3, 2025

StableX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File No.)	Identification No.)

1185 Avenue of the Americas

New York, NY 10036

(Address of principal executive offices and zip code)

512-994-4917

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SBLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, StableX Technologies, Inc. (the “Company”) held a special meeting of stockholders on October 3, 2025 (the “Special Meeting”), at which the Company’s stockholders approved the fourth amendment (the “Incentive Plan Amendment”) to the StableX Technologies, Inc. 2020 Long-Term Incentive Plan, as amended (the “Incentive Plan”), to increase the aggregate number of shares of common stock, par value $0.0001 per share (the “Common Stock”) available for the grant of awards under the Incentive Plan by 135,627, to a total of 400,000 shares of Common Stock.

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 18, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2025, the Company held the Special Meeting. As of the close of business on September 5, 2025, the record date for the Special Meeting, there were (i) 888,978 shares of Common Stock outstanding and entitled to an aggregate of 888,978 votes, (ii) 50 shares of Series H-6 Convertible Preferred Stock, par value $0.0001 per share (“Series H-6 Preferred Stock”), outstanding and entitled to an aggregate of 7 votes, (iii) 2,919.96 shares of Series H-7 Convertible Preferred Stock, par value $0.0001 per share (“Series H-7 Preferred Stock”), outstanding and entitled to an aggregate of 31,908 votes after the application of the limitation on voting rights and the beneficial ownership limitations pursuant to the terms of the Series H-7 Preferred Stock as set forth in the certificate of designations for the Series H-7 Preferred Stock, and (iv) 7,000 shares of Series I Convertible Preferred Stock, par value $0.0001 per share (“Series I Preferred Stock” and, together with the Series H-6 Preferred Stock and Series H-7 Preferred Stock, the “Preferred Stock”), outstanding and entitled to an aggregate of 106,746 votes after the application of the limitation on voting rights and the beneficial ownership limitations pursuant to the terms of the Series I Preferred Stock as set forth in the certificate of designations for the Series I Preferred Stock, constituting all of the eligible securities entitled to vote on the proposals described below, provided, however, that holders of the Company’s Series I Preferred Stock were not entitled to vote on the Issuance Proposal (as defined below). Holders of the Company’s Common Stock and Preferred Stock with a total aggregate voting power of 364,917 votes were present in person or represented by proxy at the Special Meeting. There were no broker non-votes at the Special Meeting because under applicable rules, all proposals presented at the Special Meeting were considered non-routine matters.

The matters described below were submitted to a vote of the holders of the Company’s Common Stock and Preferred Stock at the Special Meeting. Each proposal is described in detail in the Company’s Proxy Statement. All proposals were approved by the Company’s stockholders.

1.	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock underlying the Series I Preferred Stock and warrants (the “Warrants”) issued by the Company (i) to investors in the in a private placement offering, pursuant to the terms of that certain Securities Purchase Agreement, dated as of August 4, 2025, by and among the Company and the investors named therein and (ii) to GP Nurmenkari Inc. (“GPN”) Palladium Capital Group, LLC (“Palladium,” and together with GPN, the “Placement Agents”) as placement agents for the offering, pursuant to respective engagement letters between the Company and the Placement Agents, in an amount equal to or in excess of 20% of the Company’s Common Stock outstanding immediately prior to the issuance of such Series I Preferred Stock and Warrants (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to such Series I Preferred Stock and Warrants in accordance with their terms) (the “Issuance Proposal”).

For	Against	Abstain
334,861	28,845	1,211

2.	Approval of the Incentive Plan Amendment to increase the total number of shares of the Company’s Common Stock authorized for issuance under such plan by 135,627, to a total of 400,000 shares of Common Stock.

For	Against	Abstain
337,303	25,918	1,696

3.	Approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the proposals presented at the Special Meeting.

For	Against	Abstain
329,593	34,028	1,296

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fourth Amendment to the StableX Technologies, Inc. 2020 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABLEX TECHNOLOGIES, INC.

Date: October 6, 2025	By:	/s/ Joshua Silverman
	Name:	Joshua Silverman
	Title:	Chief Executive Officer